SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [ x]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ x]   Preliminary Proxy Statement
[  ]   Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[  ]   Definitive Proxy Statement
[  ]   Definitive Additional Materials
[  ]   Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                             Mylan Laboratories inc.
--------------------------------------------------------------------------
                (Name of Registrant as Specified in its charter)
--------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x ]  No fee required.
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:


     ---------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------
     (5) Total fee paid:

     ---------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     --------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------
     (3) Filing Party:

     ---------------------------------------------------------------------------
     (4) Date Filed:

     ---------------------------------------------------------------------------

                             MYLAN LABORATORIES INC.
                              1030 Century Building
                               130 Seventh Street
                         Pittsburgh, Pennsylvania 15222

                    Notice of Annual Meeting of Shareholders
                             Thursday, July 26, 2001
                            10:00 a.m., Eastern Time
                                       at
                           Pittsburgh Hilton & Towers
                            Pittsburgh, Pennsylvania


                                                         June 20, 2001

Dear Shareholder:

     You are cordially invited to attend the 2001 Mylan Laboratories Inc. and its subsidiaries (Mylan the company) Annual Meeting of Shareholders to:

-      [Proposal No. 1]  Elect  9  directors
-      [Proposal No. 2] Approve an Executive Bonus plan
- [Proposal No. 3] Approve the appointment of Deloitte & Touche LLP as independent auditors
-      Conduct other business properly brought before the meeting

     If you plan to attend, please arrive 15 minutes before the start of the meeting at the Pittsburgh Hilton & Towers. Shareholders of record at the close of business as of April 30,2001 may vote at the meeting.


     Your vote is important. Whether you plan to attend or not, please sign, date and return the enclosed proxy card in the envelope provided. If you attend the meeting and prefer to vote in person, you may do so.

     I look forward to seeing you at the meeting.

                                   Sincerely,


                                  Milan Puskar
                                  Chairman and Chief Executive Officer

                           PRELIMINARY PROXY STATEMENT
-------------------------------------------------------------------------------
                             Mylan Laboratories Inc.

-------------------------------------------------------------------------------
                                 Proxy Statement
                                       For
                         Annual Meeting of Shareholders
                           To be held on July 26, 2001
------------------------------------------------------------------------------

                  ---------------------------------------------
                                Table of Contents
                  ---------------------------------------------




Notice of Annual Meeting.................................................Cover

Attendance and Voting Matters..............................................1

The Mylan Board of Directors...............................................2

  [Proposal No.1 -- Elect 9 Directors].....................................2

Performance Graph..........................................................5

Executive Compensation.....................................................6

Executive Bonus Plan.......................................................9

  [Proposal No. 2 -- Approve an Executive Bonus Plan].....................10

Report of the Compensation Committee on Executive Compensation............11

Report of the Audit Committee.............................................13

Mylan Stock Owned by Officers and Directors...............................15

Persons Owning More than Five Percent of Mylan Stock......................17

Transactions with Management..............................................17

Appointment of Deloitte & Touche LLP as Independent Auditors..............17

  [Proposal No. 3 -- Approve the Appointment of Deloitte & Touche LLP
        as Independent Auditors]..........................................17

Other Matters.............................................................18


The approximate date of the mailing of this proxy statement is June 21, 2001.

                  ---------------------------------------------
                        Attendance and Voting Matters
                  ---------------------------------------------



Reservations
------------
     If you plan to attend the meeting, we request that you arrive at the meeting 15 minutes before the start of the meeting.

Voting Methods
--------------

         You can vote on matters to come before the meeting in three ways:

-        You may come to the Annual Meeting and cast your vote there;
-        You can vote electronically over the internet; or
-        You can vote by signing and returning the enclosed proxy card by mail.
         If you do so, the individuals named on the card will vote your shares in the manner you indicate.

     Each share of Mylan stock you own entitles you to one vote. As of April 30, 2001, there were 124,965,370 shares of Mylan common stock outstanding. Shareholders are not entitled to cumulative voting in the election of directors.

Giving your Proxy to Someone Other than Individuals Designated on the Card
--------------------------------------------------------------------------

     If you want to give your proxy to someone other than individuals noted on the proxy card, you may do so by crossing out the names of those individuals and inserting the name of the individual you are authorizing to vote. Either you or that authorized individual must present the proxy at the Annual Meeting, along with an admission ticket issued to you by Mylan.

The Quorum Requirement
-----------------------
     A quorum of shareholders is necessary to hold a valid meeting. If the holders of a majority of Mylan common stock are present in person or by proxy, a quorum will exist. Abstentions are counted as present for establishing a quorum.

Vote Necessary for Action
-------------------------
     Directors are elected by a plurality vote of shares present at the meeting, meaning that the director nominee with the most affirmative votes for a particular slot is elected for that slot. In an uncontested election for directors, the plurality requirement is not a factor. Other action is by an affirmative vote of the majority of the shares present at the meeting and entitled to vote on the matter.

                  ---------------------------------------------
                          The Mylan Board of Directors
                  ---------------------------------------------



Election of Directors
---------------------
                      [Proposal No. 1 -- Elect 9 Directors]

     We have a single class of directors who are elected to serve for a one-year term. If a nominee is unavailable for election, proxy holders will vote for another nominee proposed by the Board or, as an alternative, the Board may reduce the number of directors to be elected at the meeting.

     Mylan Laboratories Inc. has increased the number of nominees to the board to nine. The following individuals have been nominated to serve on the Board of Directors.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THESE NOMINEES.


        Name                Principal Occupation             Age  Director Since
        ----                --------------------             ---  --------------


Milan Puskar             Chairman of the Board and C.E.O.     66       1976
                         of Mylan

Dana G. Barnett          Executive Vice President of Mylan    60       1982

Leslie B. Daniels        Partner in C.A.I. Funds              54       2001

Laurence S. DeLynn       Retail consultant                    76       1975

John C. Gaisford, M.D.   Director of Burn Research,
                         West Penn Hospital                   85       1992

Douglas J. Leech         Chairman, President and C.E.O.
                         of CentraBank,Inc and
                         Centra Financial Holdings, Inc.      46       2000

Patricia A. Sunseri      Vice President of Investor and
                         Public Relationsof Mylan             61       1997

C.B. Todd                Retired; Formerly Senior
                         Vice President of Mylan              67       1993

Stuart A. Williams       Member of the law firm of of
                         Doepken Keevican & Weiss             47       2001


     Mr. Puskar was employed by the manufacturing subsidiary of Mylan from 1961 to 1972 and served in various positions during this period, including Secretary-Treasurer, Executive Vice President and a member of the Board of Directors. From 1972 to 1975, Mr. Puskar served as Vice President and General Manager of the Cincinnati division of ICN Pharmaceuticals Inc. In 1976, he returned to Mylan as President, a position he held until March 2000. Mr. Puskar also served as Vice Chairman of Mylan from 1980 to 1993. Since 1993, he has served as Mylan's Chairman and Chief Executive Officer. He also serves as a member of the board of directors for CentraBank Inc.

     Mr. Barnett joined Mylan in 1966. Since that time he has held various management positions with the manufacturing subsidiary of Mylan. His responsibilities have covered production, quality control and product development. Mr. Barnett became Vice President in 1974, Senior Vice President in 1978 and Executive Vice President in 1987. He was elected President and Chief Executive Officer of Somerset Pharmaceuticals, Inc., a joint venture of Mylan, in 1991, and became its Chairman and Chief Executive Officer in 1995.

     Mr. Daniels has served in a variety of senior executive positions with venture capital, pharmaceutical, and related organizations. He has extensive experience with regard to investing in the health care industry and has established a broad base of professional and business relationships within the health care community. He is a founder of CAI Managers and Company, L.P., where he serves as a Senior Principal. CAI is a private equity fund principally involved in providing equity and equity-linked capital to middle market companies for a wide variety of strategic transactions.

     Mr. DeLynn has served as a retail consultant since 1986. He also serves as Director Emeritus of One Valley Bank, Morgantown, West Virginia. He also serves as Director of Monongahela Hospital Foundation and Director of Wellness Community, Southwest Florida.

     Dr. Gaisford has served as Director of Burn Research at West Penn Hospital Burn/Trauma Center, Pittsburgh, Pennsylvania since 1985. He also lectures and teaches surgery procedures to medical residents, interns and nurses.

     Mr. Leech has served as Chairman, Chief Executive Officer and President of CentraBank Inc. and Centra Financial Holdings, Inc. since 1999. Previously, Mr. Leech served as President-Southeast Region of Huntington National Bank.

     Mrs. Sunseri has served as Mylan's principal investor relations officer since 1984, initially as the Director of Investor Relations and, since 1989, as the Vice President of Investor and Public Relations. Prior to joining Mylan Mrs. Sunseri was an executive with Woessner-McKnight Company, an engineering firm.

     Mr. Todd was employed by Mylan from 1970 until his retirement in 1999. Prior to assuming the position in 1987 as Senior Vice President, Mr. Todd served as Vice President-Quality Control for Mylan Pharmaceuticals Inc., a subsidiary of Mylan.

     Mr. Williams is an attorney with more than 20 years experience representing companies in the legal, financial and operational aspects. Mr. Williams is currently a member of Doepken Keevican & Weiss in Pittsburgh. He previously was a partner in Eckert Seamans Cherin & Mellott where he served as a member of the firm's board of directors.

Board Meetings and Committees
-----------------------------

     In fiscal 2001, our full Board met 7 times. In addition to meetings of the full Board, directors attended meetings of individual Board committees and often considered issues separate from these meetings. All of the directors attended at least 75% of the Board and committee meetings held in fiscal 2001.

     The standing committees of the Board include the Audit Committee, the Compensation Committee, the Stock Option Committee, and the Governance and Nomination Committee.

     The responsibilities of the Audit Committee include recommending the retention of independent auditors; conferring with the independent auditors regarding their audit of Mylan's financial statements; reviewing the independent auditor's fees and considering whether their provision of non-audit services is compatible with maintaining their independence; and considering the adequacy of internal financial controls. All members of the Audit Committee are independent directors as defined by the rules of the New York Stock Exchange. The Audit Committee met on 4 occasions in fiscal 2001. The Audit Committee is comprised of Mr. DeLynn, Dr. Gaisford and Mr. Leech. See "Report of the Audit Committee."

     The Compensation Committee has responsibility for establishing compensation policies and objectives, and determining the compensation payable to the Chief Executive Officer. The Compensation Committee is comprised of Mr. DeLynn and Dr. Gaisford. The Compensation Committee met on 2 occasions during fiscal 2001.

     The Stock Option Committee has responsibility for administering the companies 1997 Stock Option Plan. The Committee is composed of Mr. DeLynn and Dr. Gaisford. The Committee acted on recommendations throughout the year.

     The Governance and Nominating Committee is responsible for a variety of corporate compliance, nomination of candidates for the Board and other governance matters. The Committee has been involved in a continuous process of evaluating candidates and reviewing other governance matters during the past year. The committee is composed of Mr. Puskar, Mr. Leech, Dr. Gaisford and Mrs. Sunseri. Currently, the committee does not have a policy or procedure by which candidates identified by shareholders and others will be considered for nomination.

Compensation of Directors
--------------------------

     Mylan's independent directors, Mr. DeLynn, Dr. Gaisford and Mr. Leech, each earned director's fees of $24,000 in fiscal 2001. The remaining directors served as executive officers of Mylan during fiscal 2001 and received no additional annual compensation for serving as directors.

     Under service benefit agreements entered into with Mylan, Mr. DeLynn and Dr. Gaisford are entitled to receive $18,000 annually, payable in monthly installments for a 10 year period from the date of their termination of service to Mylan. Upon the death or at the election of the director, the aggregate amount of any unpaid benefit is payable in a lump sum, discounted to present value at the per annum rate of 7%.

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

     Mr. DeLynn and Dr. Gaisford served as members of the Compensation Committee throughout fiscal 2001. There are no interlocking relationships, as defined in the regulations of the Securities and Exchange Commission, involving members of the Board of Directors or its Compensation Committee.


                  ---------------------------------------------
                                Performance Graph
                  ---------------------------------------------



Set forth below is a performance graph comparing the cumulative total returns (assuming reinvestment of dividends) for the five years ended March 31, 2001, of $100 invested March 31, 1996, in Mylan's common stock, the Standard & Poor's Composite Index and the Dow Jones Pharmaceutical Index.


                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN


Mylan Labs Inc (MYL)

                                      Cumulative Total Return
                             ---------------------------------------------------
                             3/95      3/96      3/97     3/98    3/99      3/00

MYLAN LABORATORIES INC.    100.00     70.92    111.48   133.72  134.96    127.75
S & P 500                  100.00    119.82    177.34   210.07  247.77    194.06
DOW JONES PHARMACEUTICALS  100.00    125.55    214.77   283.43  244.18    281.73

                  ---------------------------------------------
                             Executive Compensation
                  ---------------------------------------------

Summary Compensation Table
---------------------------
     The following table sets forth information regarding the compensation paid by Mylan in the past three fiscal years to the Chief Executive Officer and its four most highly compensated executive officers other than the Chief Executive Officer (collectively, the "Named Executive Officers"):

                                    Annual Compensation               Long-Term Compensation
                                   ---------------------             ------------------------
                                                                     Options/       All Other
Name and Principal      Fiscal Year      Salary          Bonus       SARs (1)    Compensation (2)
Position                Ended March 31     ($)            ($)           #              ($)
------------------      -----------      ------          -----       --------    ----------------

Milan Puskar,             2001          1,000,000       500,000         -0-           78,400
Chairman of the Board     2000          1,000,000       500,000         -0-          692,400
and Chief Executive       1999          1,000,000       500,000         -0-          686,000
Officer

Richard F. Moldin         2001            550,000       450,000         -0-            3,000
President and             2000              -0-           -0-           -0-            -0-
Chief Operating Officer   1999              -0-           -0-           -0-            -0-

Louis J. DeBone,          2001            262,500       262,500         -0-            -0-
President, Mylan          2000            200,000       250,000         -0-           15,900
Pharmaceuticals Inc.      1999            175,000       175,000         -0-           86,300

Roderick P. Jackson,      2001            250,000       250,000         -0-          534,400
Senior Vice President     2000            225,000       250,000         -0-          540,800
                          1999            225,000       250,000         -0-           85,600

John P. O'Donnell, Ph.D     2001            212,500       212,500         -0-            8,200
Executive Vice President, 2000            181,700       200,000         -0-           15,900
Quality and Development   1999            167,100       175,000         -0-           85,600


(1)  Mylan does not currently offer stock appreciation rights to its employees.

(2) This column includes (i) Mylan's contributions to the Profit Sharing 401(k) Plan and (ii) the amounts accrued by Mylan under the Salary Continuation Plan described below. During fiscal 2001, contributions to the Profit Sharing 401(k) Plan were made in the amount of $13,600 for Mr. Puskar, $3,047 for Mr. Moldin, $9,492 for Mr. Jackson and $8,216 for Mr. O'Donnell, and amounts were accrued under the Salary Continuation Plan of $524,900 for Mr. Jackson. Additionally, $64,767 of life insurance premiums were paid by Mylan for Mr. Puskar, pursuant to a split-dollar life insurance agreement with respective trusts. Neither the executive officer nor the respective trusts has any interest in the cash surrender value of the insurance policies subject to that agreement.

     Under the Salary Continuation Plan approved by the Board of Directors, Mylan entered into Retirement Benefit Agreements with various key employees, including each of the Named Executive Officers. These agreements provide for fixed annual payments to these executives over a 15-year period, in the case of Mr. Puskar ,and Mr. Jackson, and over a 10-year period, in the case of Mr. DeBone and Mr. O'Donnell, commencing upon their termination of employment with Mylan. Upon the death following retirement or at the election of the executive, the aggregate amount of the unpaid benefit is payable in a lump sum, discounted to present value at the per annum rate of 7%.

The annual benefits awarded to the Named Executive Officers are as follows:



                           Retirement Due       Retirement Other than
                          Due to Disability       to Disability
----------------          -----------------       --------------
Milan Puskar                    $500,000            $500,000

Richard F. Moldin                 -                    -

Roderick P. Jackson             $100,000            $100,000

Louis J. DeBone                 $100,000            $100,000

John P. O'Donnell, Ph.D         $100,000            $100,000


If any of these executives dies prior to retirement, his beneficiaries will receive (under life insurance policies p urchased by Mylan) lump sum payment of $1,645,000, in the case of Mr. Puskar, and $1,250,000, in the case of Mr. DeBone, Mr. Jackson and Mr. O'Donnell. In addition, if Mr. Puskar dies prior to his retirement, Mylan will pay his beneficiaries the additional sum of $1,600,000.

Option/SAR Grants in Fiscal 2001
---------------------------------

     Mylan's 1997 Incentive Stock Option Plan currently authorizes the grant of options to purchase up to 10,000,000 shares of Mylan's common stock to executives, key employees and agents of Mylan. All executive officers and other officers, directors and employees, as well as independent agents and consultants, of Mylan are eligible to participate in the Plan.

     The following table shows options awarded to the Named Executive Officers in fiscal 2001 and the assumed appreciated value of such options. None of the Named Executive Officers received stock appreciation rights in fiscal 2001.

Option Grants in Fiscal Year 2001
----------------------------------



                        Number of      % of Total                            Potential Realizable Value at
                        Securities   Options/SARs                               Assumed Annual Rates of
                        Underlying     Granted to   Exercise or              Stock Price Appreciation for
                       Option/SARs      Employees   Base Price   Expiration          Option Term
                       Granted (#)   in Fiscal Year    ($/Sh)       Date        5%($)            10%($)
                       -----------   -------------- -----------  ----------  -----------     ------------

Milan Puskar             125,000        3.84%         $21.375     7/31/10     $1,680,327      $4,258,281

Richard F. Moldin        300,000        9.23%         $27.25       4/2/10     $5,141,214     $13,028,845

Roderick P. Jackson       95,000        2.92%         $21.375     7/31/10     $1,277,049      $3,236,293

Louis J. DeBone           95,000        2.92%         $21.375     7/31/10     $1,277,049      $3,236,293
                         100,000        3.08%         $24.6875    1/01/11     $1,552,584      $3,934,552

John P. O'Donnell, Ph.D   87,500        2.69%         $21.375     7/31/10     $1,176,229      $2,980,796
                         100,000        3.08%         $24.6875    1/01/11     $1,552,584      $3,934,552


AggregatedOption/SAR Exercises in Fiscal 2001 and Fiscal Year-End
Option/SAR Values
--------------------------------------------------------------------------------


     The following table sets forth information concerning the aggregate number and values of options held by Named Executive Officers as of March 31, 2001. Mylan does not currently offer stock appreciation rights (SARs) to its employees.


                                                     Number of Securities      Value of
                                                          Underlying          Unexercised
                                                         Unexercised          In-the-Money
                                                       Options/SARs at      Options/SARs at
                         Shares                      Fiscal Year End (#)  Fiscal Year End ($)
                       Acquired on      Value            Exercisable/        Exercisable/
Name                   Exercise (#)   Realized ($)      Unexercisable       Unexercisable
----                   ------------   ------------   -------------------- -------------------

Milan Puskar               0             0                  225,000/0           $1,422,475/$0

Richard F. Moldin          0             0                  100,000/0                   $0/$0

Roderick P. Jackson        0             0                  325,000/0           $3,193,105/$0

Louis J. DeBone            0             0                  185,000/0           $1,358,485/$0

John P. O'Donnell, Ph.D    0             0                   87,500/0             $391,563/$0


Employment   Contract  and  Termination  of  Employment  and   Change-in-Control
Arrangements
--------------------------------------------------------------------------------

     Mylan entered into an employment contract with Mr. Puskar on April 28, 1983 which specifies his respective duties and provides for ordinary insurance and health benefits as provided for salaried employees. This employment contract originally called for a term expiring on March 31, 1988, and since this date has been continued on a year-to-year basis subject to termination by either Mylan or the Executive at any time. Salary and bonuses under this employment contract are determined by Mylan's Board of Directors. Mr. Puskar's employment contract provides for continued payments of salary for a period of one year following any termination of his employment contract by Mylan.

     The Salary Continuation Plan referred to in the notes to the "Summary Compensation Table" provides for the payment of post-retirement compensation pursuant to agreements with key employees, including executive officers, over a period not exceeding fifteen years, as more fully described in such Note. The company entered into change of control agreements with Mr. Puskar, Mr. Jackson, Mr. DeBone and Dr. O' Donnell. They are entitled to receive 2.99 times their W-2 earnings under certain circumstances as defined in the agreements.

                  ---------------------------------------------
                              Executive Bonus Plan
                  ---------------------------------------------


     [ Proposal No. 2 -- Approve an Executive Bonus Plan]

     In 1995, Mylan created an executive bonus plan, approved by the shareholders, which has since expired. In June 2001, the Compensation Committee considered reinstituting a plan to establish objective performance-based criteria to award the Chairman and Chief Executive Officer of Mylan and any other executive officers who are determined by the Compensation Committee to be eligible to receive a bonus based on such criteria. As it had done in 1995, the Compensation Committee considered various proposals for providing appropriate incentives to its executives and concluded that using earnings per share above fixed benchmarks would provide the most meaningful measure of performance and serve as the most effective incentive.

     Alternatives considered by the Compensation Committee included using measures based upon (1) stock price increases, (2) a comparison of the current and prior year's earnings per share, (3) the number of FDA approvals and (4) sales above fixed benchmarks. These proposals were not adopted for the following reasons:

     First, the Compensation Committee felt that the use of stock price as a measure of performance was an appropriate incentive to maximize shareholder value. However, the Compensation Committee felt that Mylan's 1997 Incentive Stock Option Plan created this incentive and that the adoption of a plan to provide additional cash incentives measured by stock performance was neither necessary nor appropriate.

     Second, comparing the current and prior year's earnings per share could not take into account factors beyond the control of the executives, such as increases in raw material costs, implementation of new governmental regulations that sharply increase product development costs, or brand companies' aggressive use of the legal process under the Waxman-Hatch Act or aggressive prosecution of patent claims to delay the introduction of Mylan's generic products. In any such case, an executive's exemplary performance in the face of events beyond his or her control could go unrewarded. Further, the comparison of current earnings with those of a prior period could operate as a disincentive for the executive to approve new ventures, to enter into new markets, to introduce new products or to seek new merger, acquisition or joint-venture opportunities if the start-up costs associated therewith would reduce earnings in the short term.

     Third, the Compensation Committee concluded that measuring performance based on the number of FDA approvals was too imperfect a measure of performance. The Compensation Committee recognized that the timing of approvals was uncertain, which could result in excessively high or low numbers of approvals in any year, and that the number of approvals obtained does not accurately measure the financial success of the product approved.

     Finally, the Committee felt that a measure based on sales alone did not provide an incentive to executives to control costs and was a less satisfactory measure of performance based upon earnings over fixed benchmarks.

     Accordingly, the Committee recommends that an Executive Bonus Plan be approved by the shareholders that provides for annual awards to participating executives of up to $100,000 for each $.01 by which earnings per share exceed benchmarks fixed annually by the Committee. Although the Committee has discretion to fix these earnings benchmarks, the bonus payable to any executive under this Plan cannot exceed $1.5 million and the bonuses payable to all executives as a group under this Plan cannot exceed $2.5 million. Set forth below is the text of the Executive Bonus Plan in its entirety. As of the date of this Proxy Statement, the Committee has not made a determination of any awards for fiscal 2002.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.
                                     ----

Text of Executive Bonus Plan Submitted for Shareholder Approval
---------------------------------------------------------------

     The Compensation Committee (the "Committee") of the Board of Directors of the Mylan Laboratories Inc. (the "Company") may award bonuses annually to the Chairman and Chief Executive Officer of the Company and any other executive officer or officers of the Company whose inclusion in the Executive Bonus Plan would benefit the Company by providing an incentive to such executive officer to seek to maximize the Company's performance. The Committee may establish benchmarks on earnings per share for the full fiscal year (if the Committee's determination is made by June 30th in such year) or in the remaining months or quarters in such fiscal year (if the Committee's determination is made by October 31st in such year), the satisfaction of which shall entitle each executive officer participating in the Executive Bonus Plan to receive such bonus amount as the Committee shall establish for each $.01 by which earnings per share for the period shall exceed the benchmark. In no event shall the Committee award any executive more than $100,000 per $.01 by which earnings per share exceed the benchmarks, nor more than $1.5 million per annum under the Executive Bonus Plan, and the aggregate amount of bonuses payable under the Executive Bonus Plan in any fiscal year to all executives participating therein shall be $2.5 million. The Committee shall certify in writing that such performance goals are satisfied prior to the payment of any performance-based bonus.




                  ---------------------------------------------
                      Report of the Compensation Committee
                            on Executive Compensation
                  ---------------------------------------------

Compensation Policies

     For fiscal 2001,  Mylan's  compensation  program  consisted of base salary, short-term incentive compensation, stock options and long-term incentive compensation. The Committee believes this compensation program was a significant factor contributing to Mylan's success this past year.

The Compensation Committee

     The Compensation Committee is charged with responsibility for:

- establishing the objectives and policies governing the compensation of Mylan's employees generally,

- determining the amount of compensation payable annually to the Chairman and Chief Executive Officer and any other executive officer of Mylan whose annual compensation is subject to the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"),

-    awarding stock options to employees of Mylan, and

- making such recommendations to the Board as it deems appropriate concerning Mylan's compensation of employees and its award of stock options.

Mylan's executive compensation policy is to:

- provide compensation to employees at such levels as will enable Mylan to attract and retain employees of the highest caliber,

- compensate employees in a manner best calculated to recognize individual, group and Company performances, and

- seek to align the interests of the employees with the interests of Mylan's shareholders

     The Board and the Compensation Committee have taken actions designed to increase Mylan's opportunity to deduct all compensation paid to highly compensated officers for federal income tax purposes. However, neither the Board nor the Compensation Committee believes that any executive's compensation should be limited to the amount deductible if such executive deserves compensation in excess of $1 million and the compensation is not deductible.

Compensation of Executive Officers
----------------------------------

     During fiscal 2001, the salaries of executive officers other than the Chairman and Chief Executive Officer were determined by Milan Puskar. Mr. Puskar made his determinations based upon various subjective factors such as the responsibilities, positions, qualifications, individual performances and years of service with Mylan of such executives. In making this determination, Mr. Puskar did not undertake a formal survey or analysis of the compensation paid to executives in other companies. These salaries are not tied to Mylan's performance. The bonuses of executive officers other than the Chairman and Chief Executive Officer were awarded by Mr. Puskar based upon his perception of each officer's contribution to Mylan's success. Mr. Puskar neither undertook to conduct a formal survey or analysis of the bonuses awarded (or total compensation packages offered) by other pharmaceutical companies nor established numerical goals or targets in determining these bonuses. See "Employment Contract and Termination of Employment and Change-in-Control Arrangements".

Compensation of Chief Executive Officer
---------------------------------------

     The Compensation Committee did not consider any adjustments to the salary of Milan Puskar, Mylan's Chairman and Chief Executive Officer, for fiscal 2001. Mr. Puskar's salary was continued at the prior year's level. Due to the expiration of the Executive Bonus Plan adopted in 1995, Mr. Puskar was not eligible to receive an incentive bonus in fiscal 2001. However, in March 2001, the Compensation Committee awarded Mr. Puskar a bonus of $500,000 for his performance in fiscal 2001. In addition to informally examining the compensation levels for the chairmen and chief executives at other pharmaceutical companies of a size comparable to Mylan, in reaching its decision to award this bonus, the Committee considered subjective factors such as Mr. Puskar's leadership and guidance in growing the brand segment, forging relationships with other pharmaceutical companies, and Mylan's operating results.

                                                 Compensation Committee:

                                                 Laurence S. DeLynn
                                                 Dr. John C. Gaisford



                  ---------------------------------------------
                        Report of the Audit Committee
                  ---------------------------------------------




     The Audit Committee is comprised of three independent directors and operates under a written charter adopted by the Board of Directors in accordance with rules of the New York Stock Exchange. This charter as currently in effect is attached as Annex A to this Proxy Statement. The Committee recommends to the Board of Directors, subject to shareholder ratification, the selection of the Company's independent auditors. The Audit Committee recommends shareholders ratify Proposal No. 3 to approve the appointment of Deloitte & Touche LLP as independent auditors.

     Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America, and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In this context, the Audit Committee has met and held discussions with management and the independent auditors regarding the Company's audited consolidated financial statements. This discussion covered the quality, not just the acceptability of the Company's financial reporting practices and the completeness and clarity of the related financial disclosures. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Company's independent auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors that firm's independence. Deloitte & Touche LLP, the Company's independent auditors, stated in the written disclosures that in their judgement they are, in fact, independent. The Audit Committee concurred in the judgement of independence.

         Based upon the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's annual report on Form 10-K for the year ended March 31, 2001 to be filed with the Securities and Exchange Commission.

     The Audit Committee also considered whether the provision of non-audit services is compatible with maintaining the principal auditors' independence. The Audit Committee believes that the provision of the above services by Deloitte & Touche LLP is compatible with maintaining their independence.

                                                           Audit Committee:

                                                           Laurence S. DeLynn
                                                           John C. Gaisford
                                                           Douglas J. Leech

                  ---------------------------------------------
                   Mylan Stock Owned by Officers and Directors
                  ---------------------------------------------

The following table sets forth information regarding the amount and nature of Common Stock ownership by all directors and named executive officers, and all directors and executive officers as a group as of June 5, 2001.


Name                         Shares Beneficially Owned(1)       %
----                         ----------------------------       -

Milan Puskar(2)                   2,675,000                   2.14%

Dana G. Barnett(3)                  410,972                     *

Leslie B. Daniels                    29,500                     *

Louis J. DeBone(4)                  207,500                     *

Laurence S. DeLynn(5)               365,500                     *

Dr. John C. Gaisford(6)              73,913                     *

Roderick P. Jackson(7)              348,500                     *

Douglas J. Leech(8)                  19,500                     *

Richard F. Moldin(9)                110,000                     *

John P. O'Donnell, Ph.D(10)           103,800                     *

Patricia A. Sunseri(11)             596,250                     *

C.B. Todd(12)                       625,339                     *

Stuart A. Williams                      675                     *


All Directors and Executive
Officers as a Group               5,759,749                   4.61%


* Less then 1%
----------------------

(1) For purposes of this table, shares are considered "beneficially owned" if the person directly or indirectly has the sole or shares power to vote or direct the voting of the securities or has the sole or shares power to dispose of or direct the disposition of the securities. A person is also considered to beneficially own shares that such person has the right to acquire within 60 days, and options that are exercisable within such period are referred to herein as "currently exercisable."

(2) The shares beneficially owned by Mr. Puskar include (i) 2,450,000 shares held of record by him, and (ii) 225,000 shares issuable to him upon exercise of options at an exercise price ranging from $16.688 to $21.375.

(3) The shares beneficially owned by Mr. Barnett, include (i) 85,972 shares held of record by him, and (ii) 325,000 shares issuable to him upon exercise of options at exercise prices ranging from $12.00 to $21.375.

(4) The shares beneficially owned by Mr. DeBone, include (i) 15,000 shares held of record by him, and (ii) 192,500 shares issuable to him upon exercise of options at exercise prices ranging from $12.00 to $21.375.

(5) The shares beneficially owned by Mr. DeLynn include (i) 265,500 shares held of record by him, and (ii) 100,000 shares issuable to him upon exercise of options at exercise prices ranging from $12.00 to $25.00.

(6) The shares beneficially owned by Dr. Gaisford include (i) 9,913 shares held of record by him, and (ii) 64,000 shares issuable to him upon exercise of options at an exercise price range from $16.688 to $28.75.

(7) The shares beneficially owned by Mr. Jackson include (i) 23,500 shares held of record by him, and (ii) 325,000 shares issuable to him upon exercise of options at exercise prices ranging from $12.00 to $21.375.

(8) The shares beneficially owned by Mr. Leech include (i) 4,500 shares held of record by him, (ii) 15,000 shares issuable to him upon exercise of options at exercise prices ranging from $23.10 to $25.00.

(9) The shares beneficially owned by Mr. Moldin include (i) 10,000 shares held of record by him, and (ii) 100,000 shares issuable to him upon exercise of options at an exercise price of $27.75.

(10) The shares beneficially owned by Mr. O'Donnell include (i) 16,300 shares held of record by him, and (ii) 87,500 shares issuable to him upon exercise of options at an exercise price of $21.375.

(11) The shares beneficially owned by Mrs. Sunseri include (i) 448,750 shares held of record by her, and (ii) 147,500 shares issuable to her upon exercise of options at exercise prices ranging from $16.688 to $21.375.

(12) The shares beneficially owned by Mr. Todd include (i) 365,339 shares held of record by him, and (ii) 260,000 shares issuable to him upon exercise of options at exercise prices ranging from $12.00 to $21.375.

                  ---------------------------------------------
                            Persons Owning more than
                          Five Percent of Mylan Stock
                  ---------------------------------------------



     The following table sets forth information regarding the amount and nature of Common Stock ownership by all persons known by management to beneficially own 5% or more of the Common Stock as of May 10, 2001. Mylan has no other classes of capital stock outstanding.

   Name and Address                            Shares Beneficially Owned (1) /%
   ----------------                            ---------------------------------

   Fidelity  Management & Research  Company             8,496,200  /  6.91%
   82 Devonshire Street
   Boston, MA  02109

(1) To the knowledge of Mylan, Fidelity Management & Research Company owns all of these shares of record and holds the sole power to vote them.




                  ---------------------------------------------
                        Appointment of Deloitte & Touche LLP
                  ---------------------------------------------



     [Proposal No. 3 -- Approve Appointment of Deloitte & Touche LLP as Independent Auditors]

Approval of Appointment
-------------------------

     The Board of Directors seeks from the shareholders an indication of their approval or disapproval of the Board's appointment of Deloitte & Touche LLP as independent auditors for fiscal 2002.

     Deloitte & Touche LLP served as the independent auditors of Mylan during fiscal 2001, and no relationship exists other than the usual relationship between independent public accountant and client.

     If the appointment of Deloitte & Touche LLP as independent auditors for fiscal 2002 is not approved by the shareholders, the adverse vote will be considered a direction to the Board of Directors to consider other auditors for next year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, the appointment for fiscal 2002 will stand unless the Board finds other good reason for making a change.

     Representatives of Deloitte & Touche LLP will be available at the annual meeting of shareholders to respond to questions. Such representatives will have the opportunity to make a statement if they desire to do so.

Audit Fees
-------------------

     Deloitte & Touche LLP billed the Company an aggregate of $437,000 in fees for professional services rendered in connection with the audit of the Company's financial statements for the year ended March 31, 2001 and for the reviews of the financial statements included in each of the Company's quarterly reports on Form 10-Q during the year ended March 31, 2001.

Financial Information Systems Design and Implementation Fees
-------------------------------------------------------------

     Deloitte & Touche LLP did not bill the Company or any of its affiliates for the year ended March 31, 2001 for professional services rendered in connection with financial information systems design or implementation, the operation of the Company's information system or the management of its local area network.

All Other Fees
----------------

     Deloitte & Touche LLP billed the Company an aggregate of $705,000 in fees for other services rendered to the Company and its affiliates for the year ended March 31, 2001.

         YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.
                                                   ---

                  ---------------------------------------------
                        Appointment of Deloitte & Touche LLP
                  ---------------------------------------------

Matters raised at the Meeting not Included in this Statement
-------------------------------------------------------------

         We do not know of any matters to be acted upon at the meeting other than those discussed in this statement. If any other matter is presented, proxy holders will vote on the matter in their discretion.

Section 16(a) Beneficial Ownership Reporting Compliance
--------------------------------------------------------

     Based solely upon a review of our records, all reports required to be filed pursuant Section 16(a) of the Exchange Act were filed on a timely basis, except that Mr. Moldin failed to file a Form 4 related to a stock purchase in June, 2000 of the Company's shares. Mr. Moldin subsequently reported this transaction reported this transaction in a Form 5 with the SEC.

Shareholder Proposals for the 2002 Annual Meeting
--------------------------------------------------

     If you want to submit proposals for possible inclusion in Mylan's 2002 Proxy Statement, you must do so on or before February 20, 2002.

Solicitation
--------------

     Mylan is soliciting this proxy on behalf of its Board of Directors. This solicitation is being made by mail but also may be made by telephone or in person.

Shareholder List
-----------------

     A shareholder list will be available for your examination during normal business hours at Mylan's offices at 1030 Century Building, 130 Seventh Street, Pittsburgh, PA 15222, at least 10 days prior to the annual meeting.

Revocability of Proxy
----------------------

     You may revoke the enclosed proxy by filing a written notice of revocation with Mylan or by providing a later executed proxy or by voting in person at the meeting.

Copies of Report
----------------------

     Upon written request to the undersigned Secretary (at the address specified on the cover page) by any shareholder whose proxy is solicited hereby, Mylan will furnish a copy of its Annual Report on Form 10-K for the fiscal year ended March 31, 2001 to be filed with the Securities and Exchange Commission, together with the consolidated financial statements and schedules thereto, without charge to the shareholder requesting same.

                                                     Respectfully submitted,


                                                     Roger L. Foster, Secretary





                             MYLAN LABORATORIES INC.

                         CHARTER OF THE AUDIT COMMITTEE


Authority:
---------

     The Board of Directors (the "Board") has established the Audit Committee (the "Committee").

     This Charter of the Audit Committee was adopted by the Board on April 22, 2000 and amended on February 9, 2001 and June 4, 2001. This Charter defines the duties and responsibilities of the Committee and specifies the areas in which the Committee will operate.

Purpose:
-------

     The Committee shall assist the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the company and such other duties as directed by the Board of Directors.

Duties and Responsibilities:
---------------------------

     The Committee shall have the following duties and responsibilities:

     (a) to make recommendations to the Board as to the selection and retention of the independent accountant that audits the financial statements of the Company. In deciding whether or not to make a recommendation, the Committee will
(A) discuss and consider the auditor's written affirmation that the auditor is in fact independent; (B) discuss the nature and conduct of the audit process;
(C) receive and review all reports; and (D) provide the independent accountant with full access to the Committee and the Board to enable him to report on any and all appropriate matters;

     (b) to discuss with management and the auditors the quality and adequacy of the Company's internal controls;

     (c) to establish an internal audit function and provide guidance and oversight to the internal audit function of the Company, including review of the organization, plans and results of such activity;

     (d) to maintain free and open communication (including private executive sessions at least annually) with the independent accountants, the internal audit function and the management of the Company. In discharging this oversight role, the Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose;

     (e) to seek to ensure that the outside auditor remains independent by

          (1) requiring the outside auditor to submit annually a written statement delineating all relationships between the outside auditor and the Company as required by Independent Standards Board Standard No. 1;

          (2) discussing with the outside auditor its independence, including by regularly engaging the outside auditor in a dialogue regarding any disclosed relationships or services between the Company and management which may impact the objectivity and independence of the outside auditor;

          (3) recommending that the Board take appropriate action in response to the outside auditor's report to satisfy itself of the outside auditor's independence; and

          (4)  otherwise   discussing  with  the  outside  auditor  all  matters
               required to be discussed by SAS 61.

     (f) to review and update this Charter at least annually;

     (g) to discuss with management the status of pending litigation, taxation matters and other areas of oversight assigned to the legal and compliance area as may be appropriate;

     (h) to review the financial statements with management and the independent auditor, provided that the chairman of the Committee may conduct the quarterly reviews on behalf of the Committee;

     (i) to provide at least one written report annually to the Board describing the Audit Committee's

          (1) historical and planned activities for carrying out the Audit Committee's duties and responsibilities;

          (2) appraisal of the financial reporting processes and systems of internal accounting controls;

          (3)  recommendations  regarding the engagement of the outside auditor;
               and

          (4)  assessment of the adequacy of the Audit Committee Charter;

     (j) to make recommendations to the Board as to whether the Company's audited financial statements should be included in its annual report on Form
10-K on the basis of (A) the Committee's review of such audited financial statements; (B) its discussion with management regarding such audited financial statements; (C) its discussion with the outside auditor regarding the independence of the outside auditor and the matters required to be discussed under SAS 61, and (D) its review of the outside auditor's written statement as required by Independent Standards Board Standard No. 1;

     (k) to prepare annually a report for enclosure with the proxy statement that reports to the shareholders on such matters as are required under the rules of the Securities and Exchange Commission as in effect from time to time; and

     (l) to prepare annually a confirmation to the New York Stock Exchange confirming such matters as are required under rules of the New York Stock Exchange as in effect from time to time.

Membership:
----------

     The Board shall elect not less than three (3) of its members to serve as the Committee, one of whom shall be designated by the Board to serve as chairman. The term of each member will coincide with the member's term as a Director.

     Each of the members shall be independent, as determined in accordance with the rules of the New York Stock Exchange as in effect from time to time. In addition, in accordance with the rules of the New York Stock Exchange as in effect from time to time, one member shall have accounting or related financial management expertise and each member shall be financially literate or become so within a reasonable time.

     Vacancies  on the  Committee  shall be filled by a vote of the  Board.  The
Board may remove a member of the Committee. Any member of the Committee may resign therefrom at any time by delivering a letter of resignation to the chairman of the Board with a copy to the Secretary. Any such resignation shall take effect at the time specified therein, or, if the time when it shall become effective has not been specified therein, then it shall take effect immediately upon its receipt by the chairman of the Board; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Committee Resources:
-------------------

     The Committee shall have the authority to retain such advisors and employ such resources as are necessary to fulfill its mandates under this Charter.

Committee Meeting and Action:
----------------------------

     (a) The Committee, in its entirety, shall meet at least quarterly, or more frequently as circumstances warrant.

     (b) The Committee shall meet with the outside auditor and with management to review the results of the audit of the Company's annual audited financial statements prior to the issuance of such annual financial statements to the public.

     (c) The Committee or its chairman shall meet with the outside auditor and with management to review the Company's quarterly reports on Form 10-Q prior to their filing with the Securities and Exchange Commission.

     (d) The Committee shall meet at least once annually or upon the request of any Board member in separate sessions, with any of management, the internal audit function and the outside auditor to discuss any matter brought forth by any of such parties.

Duties and Responsibilities of the Board

     The Board shall

     (a) elect members to the Committee and conduct oversight of the activities of the Committee;

     (b) ensure that adequate resources are available to the Committee for proper discharge of its duties and responsibilities;

     (c) exercise its ultimate authority to select, to evaluate, to hold accountable, and to replace the outside auditor;

     (d) provide timely written disclosure to the applicable governing or administrative forums of any determination that the Board has made regarding

          (1)  the independence of the members of the Committee;

          (2)  the financial literacy of the members of the Committee;

          (3) the accounting or related financial management expertise of a member or members of the Committee; and

          (4) the annual review and reassessment of the adequacy of the Committee Charter.






                            MYLAN LABORATORIES, INC.

                          Unanimous Written Consent of
                               the Audit Committee


                                  June 4, 2001


     The Undersigned, being all of the Members of the Audit Committee of the Board of Directors (the "Audit Committee") of Mylan Laboratories, Inc., a Pennsylvania corporation (the "Corporation"), hereby adopt the following resolutions by written consent as permitted by 15 Pa. C.S. ss. 1727 of the Pennsylvania Business Corporation Law of 1988, as amended, and the Bylaws of the Corporation, with the same force and effect as if the resolutions had been adopted at a duly called and convened meeting of the Audit Committee on June 4, 2001.

     WHEREAS, the Audit Committee was formed by the Board of Directors of the Corporation (the "Board") on February 9, 2001, in accordance with Section 3.03 of the Bylaws of the Corporation, and concurrently therewith, the Board adopted the Charter of the Audit Committee (the "Audit Committee Charter") to define the duties and responsibilities of the Audit Committee and specify the areas in which the Audit Committee will operate; and

     WHEREAS, the Audit Committee, having reviewed and reassessed the Audit Committee Charter, wishes to amend the Audit Committee Charter to conform to the form of Audit Committee Charter attached hereto as Exhibit A (the "Revised Audit Committee Charter") and desires to make such recommendation to the Board.

               NOW, THEREFORE, BE IT RESOLVED, that the Revised Audit Committee Charter in the form attached hereto as Exhibit A be, and the same hereby is, ratified, approved and affirmed by the Audit Committee; and further

               RESOLVED, that the Audit Committee hereby recommends to the Board that the Audit Committee Charter be revised to conform to the Revised Audit Committee Charter; and further

               RESOLVED, that this Unanimous Written Consent of the Audit Committee may be executed in counterparts, each of which shall be deemed an original, and all of which, taken together, shall be deemed one and the same instrument; and further

               RESOLVED, it is hereby directed that this Unanimous Written Consent of the Audit Committee be filed with the Secretary of the Corporation.

         IN WITNESS WHEREOF, the undersigned Members of the Audit Committee have set forth their hands and seals as of the 4th day of June 2001.


/s/ Douglas J. Leech                                /s/ Laurence S. DeLynn
----------------------------------                 ----------------------------
  Douglas J. Leech                                      Laurence S. DeLynn

/s/ John C. Gaisford
----------------------------------
  John C. Gaisford




{P0053005:1}
                            MYLAN LABORATORIES, INC.

                          Unanimous Written Consent of
                             the Board of Directors


                                  June 4, 2001


     The Undersigned, being all of the Directors of Mylan Laboratories, Inc., a Pennsylvania corporation (the "Corporation"), hereby adopt the following resolutions by written consent as permitted by 15 Pa. C.S. ss. 1727 of the Pennsylvania Business Corporation Law of 1988, as amended, and the Bylaws of the Corporation, with the same force and effect as if the resolutions had been adopted at a duly called and convened meeting of the Board of Directors of the Corporation (the "Board") on June 4, 2001.

     WHEREAS, the Board, by resolution, formed the Audit Committee in accordance with Section 3.03 of its Bylaws on February 9, 2001, and concurrently therewith, adopted the Charter of the Audit Committee (the "Audit Committee Charter") to define the duties and responsibilities of the Audit Committee and specify the areas in which the Audit Committee will operate; and

     WHEREAS, the Audit Committee has recommended to the Board that the Audit Committee Charter be revised to conform to the form of Audit Committee Charter attached hereto as Exhibit A (the "Revised Audit Committee Charter"); and

     WHEREAS, the Board, having considered the recommendation of the Audit Committee, and having itself reviewed and reassessed the Audit Committee Charter, agrees that it is in the best interest of the Corporation to amend the Audit Committee Charter to conform to the Revised Audit Committee Charter; and

     WHEREAS, the Board wishes to authorize actions related to the resolutions set forth herein.

               NOW, THEREFORE, BE IT RESOLVED, that the Revised Audit Committee Charter in the form attached hereto as Exhibit A be, and the same hereby is, ratified, approved and affirmed; and further

               RESOLVED, that this Unanimous Written Consent of the Board may be executed in counterparts, each of which shall be deemed an original, and all of which, taken together, shall be deemed one and the same instrument; and further

               RESOLVED,  it is  hereby  directed  that this  Unanimous  Written
               Consent of the Board be filed with the Secretary of the Corporation.

     IN WITNESS WHEREOF, the undersigned Directors have set forth their hands and seals as of the 4th day of June 2001.

/s/ Dana G. Barnett                               /s/ Milan Puskar
--------------------------------------         --------------------------------
   Dana G. Barnett                               Milan Puskar

/s/ Laurence S. DeLynn                           /s/ Patricia A. Sunseri
--------------------------------------         --------------------------------
  Laurence S. DeLynn                             Patricia A. Sunseri

/s/ John C. Gaisford                            /s/ C.B. Todd
--------------------------------------         --------------------------------
  John C. Gaisford                               C.B. Todd

/s/ Douglas J. Leech
--------------------------------------
  Douglas J. Leech



  Annual Meeting Of Shareholders of

                             MYLAN LABORATORIES INC.

                                  July 26, 2001
                         ------------------------------
                            PROXY VOTING INSTRUCTIONS
                         ------------------------------

TO VOTE BY MAIL
----------------
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY INTERNET
--------------------
Please access the web page at "www.voteproxy.com" and follow the on-screen instructions.


YOUR CONTROL NUMBER IS->    [                       ]


Please Detach and Mail in the Envelope Provided




A                    [ x ] Please mark your votes as in this example.


                    FOR                WITHHELD
1. Election of    [     ]             [       ]
    Directors

Nominees:

        M.  Puskar
        D.  Barnett
        L.  Daniels
        L.  DeLynn
        J.  Gaisford
        D.  Leech
        P.  Sunseri
        C.  Todd
        S.  Williams

For, except vote withheld from the following
Nominee(s):

__________________________


                                                 For     Against      Abstain
1.   To approve an Executive Bonus Plan.         [  ]       [ ]          [ ]


2.   To approve the appointment of Deloitte &    [  ]       [ ]          [ ]
     ToucheLLP as independent auditors.

3. To vote in their discretion upon such other matters as may properly come before the meeting or any adjournment thereof.

     This proxy solicited on behalf of the Board of Directors. This Proxy will be voted FOR items 1,2 and 3 if no choice is specified.

          The undersigned hereby revokes all proxies heretofore given by the undersigned to vote or act at said meeting, and hereby ratifies and confirmed all that said proxies, or their substitutes, or any of them, may lawfully do by virtue hereof. Receipt is hereby acknowledged of the notice of annual meeting and proxy statement of Mylan.

   PLEASE DATE, EXECUTE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.


     SIGNATURE   (S)__________________________________________   DATE______,2001

     NOTE: Please sign exactly as your name appears hereon. When signing as Attorney, Executor, Administrator, Trustee, etc., or as Officer of a Corporation, please give your full title as such. For joint accounts, each joint owner should sign.

                          PROXY MYLAN LABORTORIES INC.


                  Annual Meeting of Shareholders July 26, 2001

              THIS PROXY SOLLICITED ON BEHALF OF BOARD OF DIRECTORS

          The undersigned hereby appoints Milan Puskar and Patricia, and each with full power to act without the other, as proxies, with full power of substitution, for and in the name of the undersigned to vote and act with respect to all shares of common stock of MYLAN LABORATORIES INC. ("Mylan") standing in the name of the undersigned on April 30, 2001, or with respect to which the undersigned is entitled to vote and act, at the Annual Meeting of Shareholders of Mylan to be held July 26, 2001 and at any and all adjournements thereof, with all the powers the undersigned would possess if personally present, and particularly, but without limiting the generality of the foregoing:

     (To be Signed on Reverse Side)                 SEE REVERSE SIDE